press release        corescientific.com

Core Scientific Announces Mandatory Conversion of
Outstanding Secured Convertible Notes

Strong Business Momentum and Share Trading Performance Trigger Conversion of Outstanding Convertible Notes, Completing the Elimination of $260 Million of Debt from Balance Sheet

AUSTIN, Texas – July 8, 2024 – Core Scientific, Inc. (NASDAQ: CORZ) (“Core Scientific” or the “Company”), one of the largest owners and operators of high-powered digital infrastructure for bitcoin mining and hosting services in North America, today announced the mandatory conversion of its outstanding Secured Convertible Notes due 2029 (the “Notes”) pursuant to the Indenture, dated as of January 23, 2024 (the “Indenture”), by and among the Company, as issuer, Wilmington Trust, National Association (“Wilmington Trust”), as trustee and collateral agent, and the other parties thereto.

“The conversion of the secured convertible notes represents another important milestone that highlights the significant progress we have made since our emergence from bankruptcy earlier this year and the value creation potential ahead for our business as we continue to work to deliver on our growth strategy,” said Adam Sullivan, Chief Executive Officer. “We expect to move forward with a strengthened balance sheet and additional financial flexibility to invest in our key growth priorities, including the continued execution of our portfolio diversification strategy. We believe in our ability to continue building on our strong momentum and remain focused on creating value for all our stakeholders.”

The mandatory conversion feature of the Notes was triggered as of July 5, 2024, when the trading price of the Company’s common stock on a daily volume weighted average basis (“VWAP”) exceeded the applicable threshold specified in the Indenture for the 20th consecutive trading day. In connection with the mandatory conversion of the Notes, which will take place on July 10, 2024, each registered holder of the Notes is entitled to receive (1) a number of shares of the Company’s common stock equal to the aggregate principal amount of his, her or its Notes outstanding, divided by the conversion price of $5.8317 (not including fractional shares), and (2)
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an amount of cash equal to the number of the resulting fractional shares, multiplied by the closing trading price of the Company’s common stock on July 9, 2024.

No action is required from holders of the Notes in the form of the global Note at DTC to receive their new shares of the Company’s common stock and cash. Holders of physical Notes will receive notification of the steps they must perform to return their Notes to DTC for receipt of their new shares of the Company’s common stock and cash.

Following the mandatory conversion of the Notes, approximately 45 million shares of the Company’s common stock in the aggregate will have been issued in exchange for $260 million of convertible debt.

General Unsecured Creditors Contingent Payment Obligation Extinguished

In addition, on July 1, 2024, the general unsecured creditor contingent payment obligation set forth in the Company’s Fourth Amended Joint Chapter 11 Plan was extinguished following the VWAP of the Company’s common stock exceeding the applicable threshold specified therein for 20 trading days within a 30 consecutive trading day period. The Company had previously valued this obligation at $3 million as of March 31, 2024.

About Core Scientific

Core Scientific is one of the largest owners and operators of high-powered digital infrastructure for bitcoin mining and hosting services in North America. Transforming energy into high value compute with superior efficiency at scale, we employ our own large fleet of computers (“miners”) to earn bitcoin for our own account and provide hosting services for large bitcoin mining and high-performance computing customers at our eight operational data centers in Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1) and Texas (3). We derive the majority of our revenue from earning bitcoin for our own account (“self-mining”). To learn more, visit www.corescientific.com.

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Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the Company’s ability to scale and grow its business, source clean and renewable energy, the advantages and expected growth of the Company and the Company’s ability to source and retain talent. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to earn digital assets profitably and to attract customers for our hosting capabilities; our ability to maintain our competitive position as digital asset networks experience increases in total network hash rate; our ability to raise additional capital to continue our expansion efforts or other operations; our need for significant electric power and the limited availability of power resources; the potential failure in our critical systems, facilities or services we provide; the physical risks and regulatory changes relating to climate change; potential significant changes to the method of validating blockchain transactions; our vulnerability to physical security breaches, which could disrupt our operations; a potential slowdown in market and economic conditions, particularly those impacting the blockchain industry and the blockchain hosting market; the identification of material weaknesses in our internal control over financial reporting; price volatility of digital assets and bitcoin in particular; the “halving” of rewards available on the Bitcoin network, or the reduction of rewards on other networks, affecting our ability to generate revenue as our customers may not have an adequate incentive to continue mining and customers may cease mining operations altogether; the potential that insufficient awards from digital asset mining could disincentivize transaction processors from expending processing power on a particular network, which could negatively impact the utility of the network and further reduce the value of its digital assets; the requirements of our existing debt agreements for us to sell our digital assets earned from mining as they are received, preventing us from recognizing any gain from appreciation in the value of the digital assets we hold; potential changes in the interpretive positions of the SEC or its staff with respect to digital asset mining firms; the increasing likelihood that U.S. federal and state legislatures and regulatory agencies will enact laws and regulations to regulate digital assets and digital asset intermediaries; increasing scrutiny and changing expectations with respect to our ESG policies; the effectiveness of our compliance and risk management methods; the adequacy of our sources of recovery if the digital assets held by us are lost, stolen or destroyed due to third-party digital asset services; the effects of our emergence from bankruptcy on our financial results, business and business relationships; and our substantial level of indebtedness
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and our current liquidity constraints affecting our financial condition and ability to service our indebtedness. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law.

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Joseph Sala / Mahmoud Siddig
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449
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